                                                                    Exhibit 4(c)

--------------------------------------------------------------------------------



                         STANCORP FINANCIAL GROUP, INC.



                                       and




                         U.S. BANK NATIONAL ASSOCIATION,


                                   as Trustee



                              _____________________




                                    INDENTURE


                           Dated as of July ___, 2002


                              _____________________




                             Senior Debt Securities


--------------------------------------------------------------------------------

                              CROSS-REFERENCE TABLE

         Section of
     Trust Indenture Act                                     Section of
     of 1939, as amended                                     Indenture
     -------------------                                     -----------
           310(a) ..........................................   7.09
           310(b) ..........................................   7.08
                  ..........................................   7.10
           310(c) ..........................................   Inapplicable
           311(a) ..........................................   7.13(a)
           311(b) ..........................................   7.13(b)
           311(c) ..........................................   Inapplicable
           312(a) .........................................    5.01
           312(b) ..........................................   5.02(b)
           312(c) ..........................................   5.02(c)
           313(a) ..........................................   5.04(a)
           313(b) ..........................................   5.04(b)
           313(c) ..........................................   5.04(a)
           313(d) ..........................................   5.04(c)
           314(a) ..........................................   5.03
           314(b) ..........................................   Inapplicable
           314(c) ..........................................   13.07
           314(d) ..........................................   Inapplicable
           314(e) ..........................................   13.07
           314(f) ..........................................   Inapplicable
           315(a) .........................................    7.01(a)
                  ..........................................   7.02
           315(b) .........................................    6.07
           315(c) ..........................................   7.01
           315(d) ..........................................   7.01(b)
                  ..........................................   7.01(c)
           315(e) ..........................................   6.08
           316(a) ..........................................   6.06
                  ..........................................   8.04
           316(b) ..........................................   6.04
           316(c) ..........................................   8.01
           317(a) ..........................................   6.02
           317(b) ..........................................   4.09
           318(a) ..........................................   13.09

                               TABLE OF CONTENTS*

                                                                                         Page

Parties ..............................................................................    1
                                    Recitals:

Purpose of Indenture .................................................................    1
Compliance with legal requirements ...................................................    1
Purpose of and consideration for Indenture ...........................................    1

                                   Article One
                                   Definitions

Section 1.01          Certain terms defined; other terms defined in the Trust
                      Indenture Act of 1939, as amended, or by reference therein in the Securities Act of 1933, as amended, to have the
                      meanings assigned therein ......................................    1

                      Authenticating Agent ...........................................    2

                      Board of Directors .............................................    2

                      Board Resolution ...............................................    2

                      Business Day ...................................................    2

                      Certificate ....................................................    2

                      Commission .....................................................    2

                      Company ........................................................    2

                      Corporate Trust Office .........................................    3

                      Custodian ......................................................    3

                      default ........................................................    3

                      Depository .....................................................    3

                      Event of Default ...............................................    3

                      Exchange Act ...................................................    3

                      Global Security ................................................    3

                      Governmental Obligations .......................................    3

                      Indebtedness ...................................................    4

                      Indenture ......................................................    4

                      Interest Payment Date ..........................................    4


______________
* This Table of Contents does not constitute part of the Indenture and should not have any bearing upon the interpretation of any of its terms or provisions.

                 Officers' Certificate ................................................................     5

                 Opinion of Counsel ...................................................................     5

                 Original Issue Discount Security .....................................................     5

                 Outstanding ..........................................................................     5

                 Periodic Offering ....................................................................     5

                 Person ...............................................................................     5

                 Predecessor Security .................................................................     6

                 Responsible Officer ..................................................................     6

                 Securities Act .......................................................................     6

                 Security or Securities ...............................................................     6

                 Security Register and Security Registrar .............................................     6

                 Securityholder .......................................................................     6

                 Subsidiary ...........................................................................     6

                 Trustee ..............................................................................     7

                 Trust Indenture Act ..................................................................     7

                 Vice President .......................................................................     7

                 Voting Stock .........................................................................     7

                                                     Article Two
                      Issue, Description, Terms, Execution, Registration and Exchange of Securities

Section 2.01     Designation, terms, amount, authentication and delivery of Securities ................     7

Section 2.02     Form of Securities and Trustee's Certificate .........................................     9

Section 2.03     Date and denominations of Securities, and provisions for payment of principal,
                 premium and interest .................................................................     9

Section 2.04     Execution of Securities ..............................................................    11

Section 2.05     Exchange of Securities ...............................................................    12

                 (a) Registration and transfer of Securities ..........................................    12

                 (b) Securities to be accompanied by proper instruments of transfer ...................    12

                 (c) Charges upon exchange, transfer or registration of Securities ....................    13

                 (d) Restrictions on transfer or exchange at time of redemption .......................    13

Section 2.06     Temporary Securities .................................................................    13

Section 2.07     Mutilated, destroyed, lost or stolen Securities ......................................    14

Section 2.08     Cancellation of surrendered Securities ...............................................    14

Section 2.09   Provisions of Indenture and Securities for sole benefit of parties and
               Securityholders .......................................................................   15

Section 2.10   Appointment of Authenticating Agent ...................................................   15

Section 2.11   Global Security .......................................................................   15

Section 2.12   CUSIP Numbers .........................................................................   18

                                                     Article Three
                                  Redemption of Securities and Sinking Fund Provisions

Section 3.01   Redemption of Securities ..............................................................   18

Section 3.02   (a) Notice of Redemption ..............................................................   18

               (b) Selection of Securities in case less than all Securities to be redeemed ...........   19

Section 3.03   (a) When Securities called for redemption become due and payable ......................   19

               (b) Receipt of new Security upon partial payment ......................................   19

Section 3.04   Sinking Fund for Securities ...........................................................   20

Section 3.05   Satisfaction of Sinking Fund Payments with Securities .................................   20

Section 3.06   Redemption of Securities for Sinking Fund .............................................   20

                                                     Article Four
                                         Particular Covenants of the Company

Section 4.01   Payment of principal of (and premium, if any) and interest on Securities ..............   20

Section 4.02   Maintenance of office or agency for payment of Securities, designation of office
               or agency for payment, registration, transfer and exchange of Securities ..............   21

Section 4.03   (a) Duties of paying agent ............................................................   21

               (b) Company as paying agent ...........................................................   21

               (c) Holding sums in trust .............................................................   22

Section 4.04   Annual reports to Trustee .............................................................   22

Section 4.05   Maintenance of existence, rights and franchises .......................................   22

Section 4.06   Payment of taxes, assessments and governmental charges ................................   22

Section 4.07   Prohibition of liens on stock of Standard Insurance Company ...........................   22

Section 4.08   Prohibition of sale of stock of Standard Insurance Company ............................   23

Section 4.09   Appointment to fill vacancy in office of Trustee ......................................   23

Section 4.10   Restriction on consolidation, merger or sale ..........................................   24

                                                     Article Five
                         Securityholders' Lists and Reports by the Company and the Trustee
Section 5.01    Company to furnish Trustee information as to names and addresses of
                Securityholders .......................................................................   24

Section 5.02    (a) Trustee to preserve information as to names and addresses of
                Securityholders received by it in capacity of paying agent ............................   24

                (b) Trustee may destroy list of Securityholders on certain conditions .................   24

                (c) Trustee to make information as to names and addresses of
                Securityholders available to "applicants" or mail communications to
                Securityholders in certain circumstances ..............................................   24

                (d) Procedure if Trustee elects not to make information available to applicants .......   25

                (e) Company and Trustee not accountable for disclosure of information .................   25

Section 5.03    (a) Annual and other reports to be filed by Company with Trustee ......................   25

                (b) Additional information and reports to be filed with Trustee and Securities
                and Exchange Commission ...............................................................   25

                (c) Summaries of information and reports to be transmitted by Company to
                Securityholders .......................................................................   26

Section 5.04    (a) Trustee to transmit annual report to Securityholders ..............................   26

                (b) Trustee to transmit certain further reports to Securityholders ....................   27

                (c) Summaries of information and reports to be transmitted by Company to
                 Securityholders ......................................................................   27

                                                     Article Six
                           Remedies of the Trustee and Securityholders Upon Event of Default

Section 6.01    (a) Events of Default defined .........................................................   27

                (b) Acceleration of maturity upon Event of Default ....................................   28

                (c) Waiver of default and rescission of declaration of maturity .......................   29

                (d) Restoration of former position and rights upon curing default .....................   29

Section 6.02    (a) Covenant of Company to pay to Trustee whole amount due on Securities on
                default in payment of interest or principal (and premium, if any) .....................   29

                (b) Trustee may recover judgment for whole amount due on Securities on failure
                of Company to pay .....................................................................   30

                (c) Filing of proof of claim by Trustee in bankruptcy, reorganization or
                 receivership proceeding ..............................................................   30

                 (d)  Rights of action and of asserting claims may be enforced by Trustee
                 without possession of Securities .....................................................    30

Section 6.03     Application of moneys collected by Trustee ...........................................    31

Section 6.04     Limitation on suits by holders of Securities .........................................    31

Section 6.05     (a)  Remedies cumulative .............................................................    32

                 (b)  Delay or omission in exercise of rights not waiver of default ...................    32

Section 6.06     Rights of holders of majority in principal amount of Securities to direct
                 Trustee and to waive defaults ........................................................    32

Section 6.07     Trustee to give notice of defaults known to it, but may withhold in certain
                 circumstances ........................................................................    33

Section 6.08     Requirements of an undertaking to pay costs in certain suits under Indenture
                 or against Trustee ...................................................................    33

                                                      Article Seven
                                                 Concerning the Trustee

Section 7.01     (a)  Upon Event of Default occurring and continuing, Trustee shall exercise powers vested in it, and use same degree of care and skill in their exercise,
                 as prudent individual would use ......................................................    33

                 (b)  Trustee not relieved from liability for negligence or willful misconduct
                 except as provided in this section ...................................................    34

                 (1)  Prior to Event of Default and after the curing of all Events of Default
                 which may have occurred ..............................................................    34

                 (i)  Trustee not liable except for performance of duties specifically set forth ......    34

                 (ii) In absence of bad faith, Trustee may conclusively rely on certificates or opinions furnished it hereunder, subject to duty to examine the same if specifically
                 required to be furnished to it .......................................................    34

                 (2) Trustee not liable for error of judgment made in good faith by Responsible
                 Officer unless Trustee negligent .....................................................    34

                 (3) Trustee not liable for action or non-action in accordance with direction of
                 holders of majority in principal amount of Securities ................................    34

                 (4) Trustee need not expend own funds without adequate indemnity .....................    34

                 (c) Provisions regarding liability of Trustee subject to Section 7.01 ................    35

Section 7.02     Subject to provisions of Section 7.01: ...............................................    35

                 (a) Trustee may rely on documents believed genuine and properly signed or presented ..    35

                 (b) Sufficient evidence by certain instruments provided for ..........................    35

                      (c) Trustee may consult with counsel and act on advice or Opinion of Counsel ...........  35

                      (d) Trustee may require indemnity from Securityholders .................................  35

                      (e) If an Event of Default has occurred, Trustee is under no obligation to follow directions of Company if it would  not be in the best interest of Securityholders ......  35

                      (f) Trustee not liable for actions in good faith believed to be authorized .............  35

                      (g) Trustee not bound to make investigation ............................................  35

                      (h) Trustee may perform duties directly or through agents or attorneys .................  36

                      (i) Application for Instructions .......................................................  36

Section 7.03          (a) Trustee not liable for recitals in Indenture or in Securities ......................  36

                      (b) No representations by Trustee as to validity of Indenture or of Securities .........  36

                      (c) Trustee not accountable for use of Securities or proceeds ..........................  36

                      (d) Trustee not responsible for disclosure materials ...................................  36

Section 7.04          Trustee, paying agent or Security Registrar may own Securities .........................  36

Section 7.05          Moneys received by Trustee to be held in trust without interest ........................  36

Section 7.06          (a) Trustee entitled to compensation, reimbursement and indemnity ......................  37

                      (b) Obligations to Trustee to be secured by claim prior to  Securities .................  37

                      (c) Services in connection with Event of Default .......................................  37

Section 7.07          Right of Trustee to rely on certificate of officers of Company where no other evidence specifically prescribed ................................................................  37

Section 7.08          Trustee acquiring conflicting interest to eliminate conflict or resign .................  37

Section 7.09          Requirements for eligibility of Trustee ................................................  38

Section 7.10          (a) Resignation of Trustee and appointment of successor ................................  38

                      (b) Removal of Trustee by Company or by court on  Securityholders' application .........  38

                      (c) Removal of Trustee by holders of majority in principal amount of Securities ........  39

                      (d) Time when resignation or removal of Trustee effective ..............................  39

                      (e) One Trustee for each series ........................................................  39

Section 7.11          (a) Acceptance by successor to Trustee .................................................  39

                      (b) Trustee with respect to less than all series .......................................  39

                      (c) Company to confirm Trustee's rights ................................................  40

                      (d) Successor Trustee to be qualified ..................................................  40


                      (e) Notice of succession ...............................................................  40

Section 7.12          Successor to Trustee by merger, consolidation or succession to business ................  40

Section 7.13          Limitations on rights of Trustee as a creditor to obtain payment of certain claims .....  41

                                                            Article Eight
                                                   Concerning the Securityholders

Section 8.01          Evidence of action by Securityholders ..................................................  41

Section 8.02          Proof of execution of instruments and of holding of Securities .........................  41

Section 8.03          Who may be deemed owners of Securities .................................................  42

Section 8.04          Securities owned by Company or controlled or controlling companies disregarded for certain purposes .......................................................................  42

Section 8.05          Instruments executed by Securityholders bind future holders ............................  42

                                                            Article Nine
                                                       Supplemental Indentures

Section 9.01          Purposes for which supplemental indenture may be entered into without consent of
                      Securityholders ........................................................................  43

Section 9.02          Modification of Indenture with consent of Securityholders ..............................  44

Section 9.03          Effect of supplemental indentures ......................................................  45

Section 9.04          Securities may bear notation of changes by supplemental indentures .....................  45

Section 9.05          Opinion of Counsel .....................................................................  45

                                                             Article Ten
                                                   Consolidation, Merger and Sale

Section 10.01         Consolidations or mergers of Company and sales or conveyances of property of Company permitted ..............................................................................  46

Section 10.02         (a) Rights and duties of successor company .............................................  46

                      (b) Appropriate changes may be made in phraseology and form of Securities ..............  46

                      (c) Company may consolidate or merge into itself or acquire properties of other corporations .......................................................................  47

Section 10.03         Opinion of Counsel .....................................................................  47

                                                           Article Eleven
                                      Satisfaction and Discharge of Indenture; Unclaimed Moneys

Section 11.01         Satisfaction and discharge of Indenture ................................................  47

Section 11.02         Discharge of Company's Obligations .....................................................  47

Section 11.03         Opinion of Counsel .....................................................................  48

Section 11.04   Application by Trustee of funds deposited for payment of Securities ...................   48

Section 11.05   Repayment of moneys held by paying agent ..............................................   48

Section 11.06   Repayment of moneys held by Trustee ...................................................   49

                                             Article Twelve
                         Immunity of Incorporators, Stockholders, Officers and Directors

Section 12.01   Incorporators, stockholders, officers and directors of Company exempt
                from individual liability .............................................................   49

                                             Article Thirteen
                                          Miscellaneous Provisions

Section 13.01   Successors and assigns of Company bound by Indenture ..................................   49

Section 13.02   Acts of board, committee or officer of successor company valid ........................   50

Section 13.03   Required notices or demands may be served by mail .....................................   50

Section 13.04   Indenture and Securities to be construed in accordance with laws of the
                State of New York .....................................................................   50

Section 13.05   (a) Officers' Certificate and Opinion of Counsel to be furnished upon
                applications or demands by Company ....................................................   50

                (b) Statements to be included in each certificate or opinion with respect
                to compliance with condition or covenant ..............................................   50

Section 13.06   Payments due on Sundays or holidays ...................................................   50

Section 13.07   Provisions required by Trust Indenture Act of 1939 to control .........................   51

Section 13.08   Indenture may be executed in counterparts .............................................   51

Section 13.09   Separability of Indenture provisions ..................................................   51

Section 13.10   No assignment of Indenture ............................................................   51

Acceptance of Trust by Trustee ........................................................................   51

Testimonium ...........................................................................................   52

Signatures ............................................................................................   52

         THIS INDENTURE, dated as of the _____ day of July, 2002, between STANCORP FINANCIAL GROUP, INC., a corporation duly organized and existing under the laws of the State of Oregon (hereinafter sometimes referred to as the "Company"), and U.S. Bank National Association, a national banking association, as trustee (hereinafter sometimes referred to as the "Trustee"):

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of debt securities (hereinafter referred to as the "Securities") in an unlimited aggregate principal amount, to be issued from time to time in one or more series as in this Indenture provided, as registered Securities without coupons, to be authenticated by the certificate of the Trustee;

         WHEREAS, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture;

         WHEREAS, the Securities and the certificate of authentication to be borne by the Securities (the "Certificate of Authentication") are to be substantially in such forms as may be approved by the Board of Directors (as defined below) or set forth in any indenture supplemental to this Indenture; and

         WHEREAS, all acts and things necessary to make the Securities issued pursuant hereto, when executed by the Company and authenticated and delivered by the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed or will be done and performed prior to the issuance of the Securities, and the execution of this Indenture and the issuance hereunder of the Securities have been or will be prior to issuance in all respects duly authorized, and the Company, in the exercise of the legal right and power in it vested, executes this Indenture and proposes to make, execute, issue and deliver the Securities;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Securities are and are to be authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of the Securities by the holders thereof and of the sum of one dollar ($1.00) to it duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit (subject to the provisions of this Indenture) of the respective holders from time to time of the Securities or of any series thereof, without any discrimination, preference or priority of any one Security over any other by reason of priority in the time of issue, sale or negotiation thereof, or otherwise, except as provided herein, as follows:

                                  Article One
                                  Definitions

         Section 1.01 The terms defined in this Section (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture, any Board Resolution and any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act, or which are by reference in the Trust Indenture Act defined in the Securities Act, (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of the execution of this instrument.

Authenticating Agent:

The term "Authenticating Agent" means an authenticating agent with respect to all or any of the series of Securities, as the case may be, appointed with respect to all or any series of the Securities, as the case may be, by the Trustee pursuant to Section 2.10.

Board of Directors:

The term "Board of Directors" means the Board of Directors of the Company, or any committee of such Board duly authorized to act on behalf thereof hereunder.

Board Resolution:

The term "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

Business Day:

The term "Business Day" means any day other than Saturday, Sunday or a day on which banking institutions in the Borough of Manhattan, the City and State of New York, or St. Paul, Minnesota are authorized to close.

Certificate:

The term "Certificate" means a certificate signed by the principal executive officer, principal financial officer or principal accounting officer of the Company. The Certificate need not comply with the provisions of Section 13.05.

Commission:

The term "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, the body (if any) performing such duties at such time.

Company:

The term "Company" means StanCorp Financial Group, Inc., a corporation duly organized and existing under the laws of the State of Oregon, and, subject to the provisions of Article Ten, also includes its successors and assigns.

Corporate Trust Office:

The term "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Indenture is located at 555 SW Oak Street, PL-6, Portland, Oregon 97204; provided, however, that with respect to payments on the Securities and any exchange, transfer, tender or surrender of the Securities, "Corporate Trust Office" means the office of the Trustee at U.S. Bank, N.A., 180 East 5th Street, St. Paul, Minnesota 55101 or such other or additional offices as may be specified by the Trustee.

Custodian:

The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator, custodian or similar official under the Federal Bankruptcy Code or other similar applicable federal or state law.

default:

The term "default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

Depository:

The term "Depository" means, with respect to Securities of any series for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency or any successor registered as a clearing agency under the Exchange Act, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.01 or 2.11.

Event of Default:

The term "Event of Default" means, with respect to Securities of a particular series, any event specified in Section 6.01(a), continued for the period of time, if any, therein designated.

Exchange Act:

The term "Exchange Act" means the Securities Exchange Act of 1934, as amended.

Global Security:

The term "Global Security" means, with respect to any series of Securities, a Security executed by the Company and delivered by the Trustee to the Depository or pursuant to the Depository's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depository or its nominee.

Governmental Obligations:

The term "Governmental Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such Governmental Obligation or a specific payment of principal of or interest on any such Governmental Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the specific payment of principal of or interest on the Governmental Obligation evidenced by such depository receipt.

Indebtedness:

The term "Indebtedness" means, with respect to any Person, the principal of and premium, if any, and interest due on indebtedness of such Person, whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, which is (a) indebtedness for money borrowed, and (b) any amendments, renewals, extensions, modifications and refundings of any such indebtedness. For the purposes of this definition, "indebtedness for money borrowed" means (i) any obligation of, or any obligation guaranteed by, such Person for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, (ii) any obligation of, or any such obligation guaranteed by, such Person evidenced by bonds, debentures, notes or similar written instruments, including obligations assumed or incurred in connection with the acquisition of property, assets or businesses (provided, however, that the deferred purchase price of any other business or property or assets shall not be considered Indebtedness if the purchase price thereof is payable in full within 90 days from the date on which such indebtedness was created), and (iii) any obligations of such Person as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and leases of property or assets made as part of any sale and lease-back transaction to which such Person is a party.

Indenture:

The term "Indenture" means this instrument as originally executed, or, if amended or supplemented as herein provided, as so amended or supplemented. The term "Indenture" shall also include the terms of a particular series of Securities established as contemplated by Section 2.01.

Interest Payment Date:

The term "Interest Payment Date" means, when used with respect to any installment of interest on a Security of a particular series, the date specified in such Security, a Board Resolution or an indenture supplemental hereto with respect to that series as the fixed date on which an installment of interest with respect to Securities of that series is due and payable.

Officers' Certificate:

The term "Officers' Certificate" means a certificate signed by the Chief Executive Officer, the President or Treasurer and by the Controller, an Assistant Controller or an Assistant Treasurer of the Company. Each such certificate shall include the statements provided for in Section 13.05, if and to the extent required by the provisions thereof.

Opinion of Counsel:

The term "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be counsel for the Company, reasonably acceptable to the Trustee. Each such opinion shall include the statements provided for in Section 13.05, if and to the extent required by the provisions thereof.

Original Issue Discount Security:

The term "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01(b).

Outstanding:

The term "outstanding" means, when used with reference to Securities of any series, subject to the provisions of Section 8.04, as of any particular time, all Securities of that series theretofore authenticated and delivered by the Trustee under this Indenture, except (a) Securities theretofore canceled by the Trustee, or delivered to the Trustee for cancellation or which have previously been canceled; (b) Securities or portions thereof for the payment or redemption of which moneys or Governmental Obligations in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided, however, that if such Securities or portions of such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Three provided, or provision satisfactory to the Trustee shall have been made for giving such notice; (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.07; and (d) Securities paid pursuant to Section 2.07.

Periodic Offering:

The term "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities, including without limitation the rate or rates of interest thereon or formula for determining the rate or rates of interest thereon, if any, the maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company upon the issuance of such Securities.

Person:

The term "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Predecessor Security:

The term "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by that particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.07 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

Responsible Officer:

The term "Responsible Officer" means, when used with respect to the Trustee, the chairman of the board of directors, president, any vice president, secretary, treasurer, any senior trust officer, any trust officer, any corporate trust officer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

Securities Act:

The term "Securities Act" means the Securities Act of 1933, as amended.

Security or Securities:

The term "Security" or "Securities" means any Security or Securities, as the case may be, authenticated and delivered under this Indenture.

Security Register and Security Registrar:

The terms "Security Register" and "Security Registrar" have the respective meanings set forth in Section 2.05(b).

Securityholder:

The term "Securityholder," "holder of Securities," "registered holder" or other similar term means the person or persons in whose name or names a particular Security shall be registered on the books of the Company kept for that purpose in accordance with the terms of this Indenture.

Subsidiary:

The term "Subsidiary" means, with respect to any Person, (i) any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner.

Trustee:

The term "Trustee" means U.S. Bank National Association and, subject to the provisions of Article Seven, shall also include its successors and assigns, and if at any time there is more than one person acting in such capacity hereunder, "Trustee" means each such person. The term "Trustee" as used with respect to a particular series of the Securities means the trustee with respect to that series.

Trust Indenture Act:

The term "Trust Indenture Act," subject to the provisions of Sections 9.01 and 9.02, means the Trust Indenture Act of 1939, as amended and in effect at the date of execution of this Indenture.

Vice President:

The term "Vice President", when used with respect to the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

Voting Stock:

The term "Voting Stock," as applied to stock of any Person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

                                   Article Two
                      Issue, Description, Terms, Execution,
                     Registration and Exchange of Securities

         Section 2.01 The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series up to the aggregate principal amount of Securities of that series from time to time authorized by or pursuant to a Board Resolution or pursuant to one or more indentures supplemental hereto, prior to the initial issuance of Securities of a particular series. Prior to the initial issuance of Securities of any series, there shall be established in or pursuant to a Board Resolution delivered to the Trustee, and set forth or determined in the manner provided in an Officers' Certificate delivered to the Trustee, or established in one or more indentures supplemental hereto:

                  (1) the title of the Securities of the series (which shall distinguish the Securities of that series from all other Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of that series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, in exchange for or in lieu of other Securities of that series); provided, however, that, notwithstanding this Section 2.01(2) or any other provision hereof, and unless otherwise expressly provided with respect to a series of Securities, the aggregate principal amount of a series of Securities may be increased and additional Securities of such series may be issued up to the maximum aggregate principal amount authorized with respect to such series as increased;

                  (3) the date or dates on which the principal of the Securities of that series is payable;

                  (4) the rate or rates at which the Securities of that series shall bear interest or the manner of calculation of such rate or rates, if any;

                  (5) the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest will be payable or the manner of determination of such Interest Payment Dates and the record date for the determination of holders to whom interest is payable on any such Interest Payment Dates;

                  (6) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of that series may be redeemed, in whole or in part, at the option of the Company;

                  (7) the obligation, if any, of the Company to redeem or purchase Securities of that series pursuant to any sinking fund or analogous provisions (including payments made in cash in anticipation of future sinking fund obligations) or at the option of a holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities of that series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (8) the form of the Securities of that series, including the form of the Certificate of Authentication for that series;

                  (9) if denominations of other than $1,000 or any integral multiple thereof, the denominations in which Securities of that series shall be issuable;

                  (10) the rights of conversion, if any, of the Securities into other securities of the Company and the terms and conditions on which the Securities may be so converted;

                  (11) whether the Securities are issuable as a Global Security and, in such case, the identity of the Depository for that series; and

                  (12) any and all other terms with respect to that series (which terms shall not be inconsistent with the terms of this Indenture), including without limitation that the Securities shall be authenticated and delivered by the Trustee from time to time upon telephonic or written order of persons designated in any such Board Resolution or Officers' Certificate or in any indenture supplemental hereto (telephonic instructions to be promptly confirmed in writing by such person) and that such persons are authorized to determine, consistent with such Board Resolution, Officers' Certificate or indenture supplemental hereto, such terms and conditions of the Securities of such series as are specified in such Board Resolution, Officers' Certificate, or any indenture supplemental hereto.

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to any such Board Resolution or in any indenture supplemental hereto.

         If any of the terms of that series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of that series.

         Section 2.02 The Securities of any series and the Certificate of Authentication to be borne by such Securities shall be substantially of the tenor and purport as set forth in one or more indentures supplemental hereto or as provided in a Board Resolution and as set forth in an Officers' Certificate, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Securities of that series may be listed, or to conform to usage.

         Section 2.03 The Securities shall be issuable as registered Securities and in denominations of $1,000 or any integral multiple thereof, subject to
Section 2.01(9). The Securities of a particular series shall bear interest payable on the dates and at the rate or rates specified with respect to that series. The principal of and the interest on the Securities of any series, as well as any premium thereon in case of redemption thereof prior to maturity, shall be payable in the coin or currency of the United States of America which at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in the City of St. Paul, Minnesota (which, unless changed, shall be the Corporate Trust Office of the Trustee). At the Company's option, payments on the Securities of any series may also be made
(i) by checks mailed on the relevant payment date by the Trustee to the holders entitled thereto at their registered addresses or (ii) to a holder of $1,000,000 or more in aggregate principal amount of the Securities of a series who has delivered a written request to the Trustee at least 14 days prior to the relevant payment date electing to have payments made by wire transfer to a designated account in the United States, by wire transfer of immediately available funds to such designated account; provided that, in either case, the payment of principal with respect to any Security will be made only upon surrender of that Security to the Trustee. Each Security shall be dated the date of its authentication. Interest on the Securities shall be computed on the basis of a 360-day year composed of twelve 30-day months and, for any period shorter than a full calendar month, on the basis of the actual number of days elapsed in such period.

         Except as otherwise provided with respect to a particular series of Securities, the interest installment on any Security which is payable, and is punctually paid or duly provided for, on any

Interest Payment Date for Securities of that series shall be paid to the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment. In the event that any Security of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on that Security will be paid upon presentation and surrender of that Security as provided in Section 3.03.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Securities of the same series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (1) or clause (2) below:

                  (1) The Company may make payment of any Defaulted Interest on Securities to the persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each Securityholder at his, her or its address as it appears in the Security Register (as hereinafter defined), not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date and shall be no longer payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Unless otherwise set forth in a Board Resolution or one or more indentures supplemental hereto establishing the terms of any series of Securities pursuant to Section 2.01 hereof, the term "regular record date" as used in this Section with respect to a series of Securities with respect to any Interest Payment Date for that series shall mean either the 15th day of the month immediately preceding the month in which an Interest Payment Date established for that series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the first day of a month, or the last day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the 15th day of a month, whether or not such date is a Business Day.

         Subject to the foregoing provisions of this Section, each Security of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

         Section 2.04  The Securities shall, subject to the provisions of
Section 2.06, be printed on steel engraved borders or fully or partially engraved, or legibly typed, as the proper officers of the Company may determine, and shall be signed on behalf of the Company by its Chief Executive Officer or President and attested by its Secretary or one of its Assistant Secretaries. The signature of the Chief Executive Officer or President and/or the signature of the Secretary or an Assistant Secretary upon the Securities may be in the form of a facsimile signature of a present or any future Chief Executive Officer or President and of a present or any future Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Securities and for that purpose the Company may use the facsimile signature of any person who shall have been a Chief Executive Officer or President, or of any person who shall have been a Secretary or an Assistant Secretary, notwithstanding the fact that at the time the Securities shall be authenticated and delivered or disposed of that person shall have ceased to be the Chief Executive Officer or President, or the Secretary or an Assistant Secretary, of the Company, as the case may be.

         Only such Securities as shall bear thereon a Certificate of Authentication substantially in the form established for such Securities, executed manually by an authorized officer of the Trustee, or by any Authenticating Agent with respect to such Securities, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate executed by the Trustee, or by any Authenticating Agent appointed by the Trustee with respect to such Securities, upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a written order of the Company for the authentication and delivery of such Securities, signed by its Chief Executive Officer or President and by its Treasurer or Assistant Treasurer, Controller or Assistant Controller, and the Trustee in accordance with such written order shall authenticate and deliver such Securities; provided, however, that in the case of Securities offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to such written order delivered to the Trustee prior to the time of the first authentication of Securities of such series.

         In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, (i) an Opinion of Counsel and (ii) an Officers' Certificate, each stating that the form and terms thereof have been established in conformity with the provisions of this Indenture or, in the case of a Periodic Offering, the form or forms thereof and the manner of determining the terms thereof have been established in conformity with the provisions of the Indenture. Each Opinion of Counsel and Officers' Certificate delivered pursuant to this Section 2.04 shall include all statements prescribed by Section 13.05(b) hereof. Such Opinion of Counsel shall also be to the effect that when such Securities have been executed by the Company and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered to and duly paid for by the purchasers thereof, they will be valid and legally binding obligations of the Company, enforceable in accordance with their terms (subject to customary exceptions) and will be entitled to the benefits of this Indenture.

         Notwithstanding the provisions of Section 2.01 and of the preceding two paragraphs, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution, Officers' Certificate, written order or Opinion of Counsel otherwise required pursuant to such Section or paragraphs at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will, in the good faith judgment of the Trustee, affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

         Section 2.05 (a) Securities of any series may be exchanged upon presentation thereof at the office or agency of the Company designated for such purpose in the City of St. Paul, Minnesota, for other Securities of such series and tenor of authorized denominations, and for a like aggregate principal amount, upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, all as provided in this Section. In respect of any Securities so surrendered for exchange, the Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in exchange therefor the Security or Securities of the same series and tenor which the Securityholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

         (b) The Company shall keep, or cause to be kept, at its office or agency designated for such purpose in the City of St. Paul, Minnesota, or such other location designated by the Company, a register (herein referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Securities and the transfers of Securities as in this Article provided and which at all reasonable times shall be open for inspection by the Trustee. The registrar for the purpose of registering Securities and transfer of Securities as herein provided shall be appointed by Board Resolution (the "Security Registrar").

         Upon surrender for transfer of any Security at the office or agency of the Company designated for such purpose in the City of St. Paul, Minnesota, the Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in the name of the transferee or transferees a new Security or Securities of the same series and tenor as the Security presented for a like aggregate principal amount.

         All Securities presented or surrendered for exchange or registration of transfer, as provided in this Section, shall be accompanied (if so required by the Company or the Security Registrar) by a written instrument or instruments of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the registered holder or by his, her or its attorney duly authorized in writing.

         (c) Except as provided in the first paragraph of Section 2.07, no service charge shall be made for any exchange or registration of transfer of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, other than exchanges pursuant to Section 2.06, Section 3.03(b) and Section 9.04 not involving any transfer.

         (d) The Company shall neither be required (i) to issue, exchange or register the transfer of any Securities of any series during a period beginning at the opening of business 15 days before the day of selection for redemption of Securities of that series and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all holders of Securities of that series to be redeemed, nor (ii) to register the transfer of or exchange any Securities of any series or portions thereof called for redemption. The provisions of this Section 2.05 are, with respect to any Global Security, subject to Section 2.11 hereof.

         Section 2.06 Pending the preparation of definitive Securities of any series, the Company may execute, and the Trustee shall authenticate and deliver, temporary Securities (printed, lithographed or typewritten) of any authorized denomination, and substantially in the form of the definitive Securities in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every temporary Security of any series shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities of that series in accordance with the terms of Section 2.04 hereof. Without unnecessary delay the Company will execute and will furnish definitive Securities of such series and thereupon any or all temporary Securities of that series may be surrendered in exchange therefor (without charge to the holders), at the office or agency of the Company designated for the purpose in the City of St. Paul, Minnesota, and the Trustee shall authenticate and such office or agency shall deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of that series and tenor, unless the Company advises the Trustee to the effect that definitive Securities need not be executed and furnished until further notice from the Company. Until so exchanged, the temporary Securities of that series shall be entitled to the same benefits under this Indenture as definitive Securities of that series authenticated and delivered hereunder.

         Section 2.07 In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company (subject to the next succeeding sentence) shall execute, and upon its request the Trustee (subject as aforesaid) shall authenticate and deliver, a new Security of the same series and tenor bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant's Security and of the ownership thereof. The Trustee may authenticate any such substituted Security and deliver the same upon the written order of the Company. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security which has matured or is about to mature or has been called for redemption shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and to the Trustee such security or indemnity as they may require to save them harmless and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

         Every Security issued pursuant to the provisions of this Section in substitution for any Security which is mutilated, destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         Section 2.08 All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer or for credit against a sinking fund shall, if surrendered to the Company or any paying agent, be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be canceled by it, and no Securities shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. The Trustee may dispose of canceled Securities in accordance with its standard procedures and deliver to the Company a certificate of destruction. If the Company shall otherwise acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

         Section 2.09 Nothing in this Indenture or in the Securities, express or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and the holders of the Securities, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being for the sole benefit of the parties hereto and of the holders of the Securities.

         Section 2.10 So long as any of the Securities of any series remain outstanding there may be an Authenticating Agent for any or all such series of Securities which the Trustee shall have the right to appoint. Said Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. All references in this Indenture to the authentication of Securities of any series by the Trustee shall be deemed to include authentication by an Authenticating Agent for such series except for authentication upon original issuance or pursuant to Section 2.07 hereof. Each Authenticating Agent shall be acceptable to the Company and shall be a corporation which has a combined capital and surplus, as most recently reported or determined by it, of $50 million, and which is otherwise authorized under such laws to conduct a trust business and is subject to supervision or examination by federal or state authorities. If at any time any Authenticating Agent shall cease to be eligible in accordance with these provisions, it shall resign immediately.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time (and upon request by the Company shall) terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon resignation, termination or cessation of eligibility of any Authenticating Agent, the Trustee may appoint an eligible successor Authenticating Agent acceptable to the Company. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         Section 2.11  (a) If the Company shall establish pursuant to Section
2.01 that the Securities of a particular series are to be issued as a Global Security, then the Company shall execute and the Trustee shall, in accordance with Section 2.04, authenticate and deliver, a Global Security which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all or a portion of the Outstanding Securities of that series, (ii) shall be registered in the name of the Depository or its nominee,
(iii) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instruction and (iv) shall bear a legend substantially to the following effect: "Except as otherwise provided in Section 2.11 of the Indenture, this Security may be transferred, in whole but not in part, only to the Depository, another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository."

         (b) Notwithstanding the provisions of Section 2.05 and except as set forth in Section 2.11(c) or (d), the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 2.05, only to the Depository, another nominee of the Depository for that series, a successor Depository for that series selected or approved by the Company or a nominee of that successor Depository.

         (c)  (i)    If so provided with respect to a particular series of
              Securities, an interest in any Global Security of such series shall be exchangeable at the option of the beneficial owner of such interest in such Global Security for a definitive Security or Securities registered in the name of any holder other than the Depository or its nominee at any time following issuance of such Global Security.

              (ii) A beneficial owner of an interest in any Global Security of such series desiring to exchange such beneficial interest for a definitive Security or Securities shall instruct the Depository, through the Depository's direct or indirect participants or otherwise, to request such exchange on such beneficial owner's behalf and to provide a written order containing registration instructions to the Trustee. Upon receipt by the Trustee of electronic or written instructions from the Depository on behalf of such beneficial owner, the Trustee shall cause, in accordance with the standing instructions and procedures existing between the Trustee and the Depository, the aggregate principal amount of such Global Security to be reduced by the principal amount of such beneficial interest so exchanged and shall appropriately reflect such reduction of the aggregate principal amount of this Global Security as described in paragraph (iii) of this Section 2.11(c). Following such reduction, the Trustee shall authenticate and deliver to such beneficial owner or the transferee, as the case may be, a definitive Security or Securities previously executed by the Company as described in Section 2.05(a) and registered in such names and authorized denominations as the Depository, pursuant to such instructions of the beneficial owner, shall instruct the Trustee.

              (iii) Upon any exchange of a portion of any Global Security for a definitive Security or Securities, the Security Registrar shall reflect the reduction of the principal amount of such Global Security by the principal amount of such beneficial interest so exchanged on the Security Register. Until exchanged in full for definitive Securities, such Global Security shall in all respects be entitled to the same benefits under the Indenture as the definitive Securities authenticated and delivered hereunder.

         (d) (i) If and so long as the Securities of any series are issued as a Global Security, any definitive Security or Securities of such series shall be exchangeable at the option of the registered holder thereof for a beneficial interest in such Global Security at any time following the exchange of such Global Security for such definitive Security or Securities pursuant to Section 2.11(c).

              (ii) A registered holder of a definitive Security or Securities desiring to exchange such definitive Security or Securities for a beneficial interest in such Global Security shall instruct the Depository, through the Depository's direct or indirect participants or otherwise, to request such exchange on such registered holder's behalf and to provide a written order containing registration instructions to the Trustee. Upon receipt by the Trustee of electronic or written instructions from the Depository, and upon presentation to the Trustee of such definitive Security or Securities, the Trustee shall cause, in accordance with the standing instructions and procedures existing between the Trustee and the Depository, the aggregate principal amount of such Global Security to be increased by the principal amount of such definitive Security or Securities so exchanged and shall appropriately reflect such increase of the aggregate principal amount of the Global Security as described in paragraph
              (iii) of this Section 2.11(d).

              (iii) Upon any exchange of a definitive Security or Securities for a beneficial interest in such Global Security, the Security Registrar shall reflect the increase of the principal amount of such Global Security by the principal amount of such definitive Security or Securities so exchanged on the Security Register.

         (e) If at any time (i) the Depository for a series of Securities notifies the Company that it is unwilling or unable to continue as Depository for that series or if at any time the Depository for that series shall no longer be registered or in good standing under the Exchange Act or other applicable statute or regulation and a successor Depository for that series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, or (ii) an Event of Default has occurred and is continuing with respect to the Securities of a series and payment of principal thereof and interest thereon has been accelerated, this Section 2.11 shall no longer apply to the Securities of that series and the Company will execute and, subject to Section 2.05, the Trustee will authenticate and deliver Securities of that series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of that series in exchange for such Global Security. In addition, the Company may at any time determine in its sole discretion that the Securities of any series shall no longer be represented by a Global Security and that the provisions of this
Section 2.11 shall no longer apply to the Securities of that series. In that event the Company will execute and, subject to Section 2.05, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver Securities of that series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. Upon the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be canceled by the Trustee. Such Securities in definitive registered form issued in exchange for the Global Security pursuant to this Section 2.11(e) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Security Registrar. The Trustee shall deliver such Securities to the Depository for delivery to the persons in whose names such Securities are so registered.

         Section 2.12 The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so used, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to holders of Securities; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                 Article Three
              Redemption of Securities and Sinking Fund Provisions

         Section 3.01 The Company may redeem the Securities of any series issued hereunder on and after the dates and in accordance with the terms established for that series pursuant to Section 2.01 hereof.

         Section 3.02 (a) In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Securities of any series in accordance with the right reserved so to do, it shall give notice of such redemption to holders of the Securities of the series to be redeemed by mailing, first class postage prepaid, a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption of that series to such holders at their last addresses as they shall appear upon the Security Register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder receives the notice. In any case, failure duly to give such notice to the holder of any Security of any series designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Securities of that series or any other series. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption or subject to compliance with certain conditions provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with any such restriction or condition.

         Unless otherwise so provided as to a particular series of Securities, if at the time of mailing of any notice of redemption the Company shall not have deposited with the paying agent an amount in cash sufficient to redeem all of the Securities called for redemption, including accrued interest to the date fixed for redemption, such notice shall state that it is subject to the receipt of redemption moneys by the paying agent before the date fixed for redemption (unless such redemption is mandatory) and such notice shall be of no effect unless such moneys are so received before such date.

         Each such notice of redemption shall identify the Securities to be redeemed (including CUSIP numbers), specify the date fixed for redemption and the redemption price at which Securities of that series are to be redeemed, and shall state that payment of the redemption price of the Securities to be redeemed will be made at the office or agency of the Company in the City of St. Paul, Minnesota, upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in that notice, that from and after that date interest will cease to accrue, and that the redemption is for a sinking fund, if such is the case. If less than all the Securities of a series are to be redeemed, the notice to the holders of Securities of that series to be redeemed shall specify the particular Securities to be so redeemed. In case any Security is to be redeemed in part only, the notice which relates to such Security shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such Security, a new Security or Securities of that series in principal amount equal to the unredeemed portion thereof will be issued.

     (b) The Company shall give the Trustee at least 45 days' advance notice of the date fixed for redemption (unless shorter notice shall be required by the Trustee) as to the aggregate principal amount of Securities of the series to be redeemed, and thereupon the Trustee shall select, by lot or in such other manner as it shall deem appropriate and fair in its discretion and which may provide for the selection of a portion or portions (equal to $1,000 or any integral multiple thereof) of the principal amount of such Securities of a denomination larger than $1,000, the Securities to be redeemed and shall thereafter promptly notify the Company in writing of the numbers of the Securities to be redeemed.

     The Company may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its Chief Executive Officer, President, Treasurer, Assistant Treasurer, Controller or Assistant Controller, instruct the Trustee or any paying agent to call all or any part of the Securities of a particular series for redemption and to give notice of redemption in the manner set forth in this Section, such notice to be in the name of the Company or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Company shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions of this Section.

     Section 3.03. (a) If the giving of notice of redemption shall have been completed as above provided, and such redemption shall not have been made subject to the deposit of redemption moneys with the paying agent on or before the date fixed for redemption, the Securities or portions of Securities of the series to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and interest on such Securities or portions of Securities shall cease to accrue on and after the date fixed for redemption, unless the Company shall default in the payment of such redemption price and accrued interest with respect to any such Security or portion thereof. On presentation and surrender of such Securities on or after the date fixed for redemption at the place of payment specified in the notice, such Securities shall be paid and redeemed at the applicable redemption price for such series, together with interest accrued thereon to the date fixed for redemption (but if the date fixed for redemption is an Interest Payment Date, the interest installment payable on such date shall be payable to the registered holder at the close of business on the applicable record date pursuant to Section 2.03).

     (b) Upon presentation of any Security of such series which is to be redeemed in part only, the Company shall execute, the Trustee shall authenticate and the office or agency where the Security is presented shall deliver to the holder thereof, at the expense of the Company, a new Security or Securities of the same series and tenor, of authorized denominations in principal amount equal to the unredeemed portion of the Security so presented.

     Section 3.04 The provisions of this Section 3.04 and Sections 3.05 and 3.06 shall apply to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 2.01 for Securities of that series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.05. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of that series.

     Section 3.05 The Company (i) may deliver Outstanding Securities of a series and (ii) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of that series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

     Section 3.06 Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 3.05 and the basis for such credit and stating that such Securities have not previously been so credited and will, together with such Officers' Certificate, deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.02 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.02. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 3.03.

                                  Article Four
                       Particular Covenants of the Company

     The Company covenants and agrees for each series of the Securities as follows:

     Section 4.01 The Company will duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest on the Securities of that series at the time and place and in the manner provided herein and established with respect to such Securities.

     Section 4.02 So long as any series of the Securities remains outstanding, the Company agrees to maintain an office or agency in the City of St. Paul, Minnesota (which, unless changed, shall be the Corporate Trust Office of the Trustee), with respect to each such series and at such other location or locations as may be designated as provided in this Section 4.02, where (i) Securities of that series may be presented for payment, (ii) Securities of that series may be presented as hereinabove authorized for registration of transfer and exchange and (iii) notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be given or served, such designation to continue with respect to such office or agency until the Company shall, by written notice signed by its Chief Executive Officer, President, Treasurer, Assistant Treasurer, Controller or Assistant Controller and delivered to the Trustee, designate some other office or agency for such purposes or any of them within the City of St. Paul, Minnesota. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, notices and demands.

     The Company may also from time to time, by written notice signed by its Chief Executive Officer, President, Treasurer or Controller and delivered to the Trustee, designate one or more other offices or agencies for the foregoing purposes within or outside the City of St. Paul, Minnesota and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations to maintain an office or agency in the City of St. Paul, Minnesota for the foregoing purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     Section 4.03 (a) If the Company shall appoint one or more paying agents, other than the Trustee, for all or any series of the Securities, the Company will cause each such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section, that it will:

           (1) hold all sums held by it as such agent for the payment of the principal of (and premium, if any) or interest on the Securities of that series (whether such sums have been paid to it by the Company or by any other obligor of such Securities) in trust for the benefit of the persons entitled thereto;

           (2) give the Trustee notice of any failure by the Company (or by any other obligor of such Securities) to make any payment of the principal of (and premium, if any) or interest on the Securities of that series when the same shall be due and payable;

           (3) at any time during the continuance of any failure referred to in the preceding paragraph (a)(2) above, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent; and

           (4) perform all other duties of paying agent as set forth in this Indenture.

     (b) If the Company shall act as its own paying agent with respect to any series of the Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on Securities of that series, set aside, segregate and hold in trust for the benefit of the persons entitled thereto a sum sufficient to pay such principal (and premium, if any) or interest so becoming due on Securities of that series until such sums shall be paid to such persons or otherwise disposed of as herein provided and will promptly notify the Trustee of such action, or any failure (by it or any other obligor on such Securities) to take such action. Whenever the Company shall have one or more paying agents for any series of Securities, it will, on or prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with the paying agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the persons entitled to such principal, premium or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     (c) Anything in this Section to the contrary notwithstanding, (i) the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 11.06 and (ii) the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any paying agent to pay, to the Trustee all sums held in trust by the Company or such paying agent, such sums to be held by the Trustee upon the same terms and conditions as those upon which such sums were held by the Company or such paying agent; and, upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such sums.

     Section 4.04 The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

     Section 4.05 Subject to the provisions of Article Ten, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the holders of Securities.

     Section 4.06 The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment or governmental charge whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

     Section 4.07 Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 2.01, and for so long as any Securities are

Outstanding, the Company will not, and it will not permit any Subsidiary of the Company to, at any time directly or indirectly create, assume, incur, guarantee or permit to exist any Indebtedness secured by a mortgage, pledge, lien, security interest, or other encumbrance (any mortgage, pledge, lien, security interest or other encumbrance being hereinafter in this Section referred to as a "lien") on the capital stock of Standard Insurance Company, or of any successor to substantially all of the business of Standard Insurance Company, which is also a Subsidiary of the Company, or of any corporation (other than the Company) having direct or indirect control of Standard Insurance Company, without making effective provision whereby the Securities then Outstanding (and, if the Company so elects, any other Indebtedness of the Company that is not subordinate to the Securities and with respect to which the governing instruments require, or pursuant to which the Company is otherwise obligated or required, to provide such security) shall be equally and ratably secured with such secured Indebtedness so long as such other Indebtedness shall be secured. For purposes of this Section 4.07 only, "Indebtedness," in addition to those items specified in Section 1.01 hereof, shall include any obligation of, or any such obligation guaranteed by, any Person for the payment of amounts due under a swap agreement or other similar instrument or agreement or foreign currency hedge exchange or similar instrument or agreement.

     If the Company shall hereafter be required to secure the Securities equally and ratably with any other Indebtedness pursuant to this Section, (i) the Company will promptly deliver to the Trustee an Officers' Certificate stating that the foregoing covenant has been complied with, and an Opinion of Counsel stating that in the opinion of such counsel the foregoing covenant has been complied with and that any instruments executed by the Company or any Subsidiary of the Company in the performance of the foregoing covenant comply with the requirements of the foregoing covenant and (ii) the Trustee is hereby authorized to enter into an indenture or agreement supplemental hereto and to take such action, if any, as it may deem advisable to enable it to enforce the rights of the holders of the Securities so secured.

     Section 4.08 Except in a transaction governed by Article Ten hereof, so long as Securities of any series are Outstanding, neither the Company nor any of its Subsidiaries will sell or otherwise dispose of any shares of capital stock (other than preferred stock having no voting rights of any kind) of Standard Insurance Company, or of any such successor to substantially all of the business of Standard Insurance Company, which is also a Subsidiary of the Company, or of any corporation (other than the Company) having direct or indirect control of Standard Insurance Company, or any such successor. Notwithstanding the foregoing, the Company may sell or otherwise dispose of shares of capital stock of Standard Insurance Company, or any such successor, (i) to any wholly owned subsidiary of the Company, (ii) for at least fair value (as determined by the Company's Board of Directors acting in good faith) or (iii) to comply with an order of a court or regulatory authority of competent jurisdiction, other than an order issued at the Company's request or the request of any of the Company's Subsidiaries.

     Section 4.09 The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

     Section 4.10 The Company will not, while any of the Securities remain Outstanding, consolidate with, merge into, merge into itself or sell or convey all or substantially all of its property to any other Person, unless the provisions of Article Ten hereof are complied with.

                                  Article Five
                Securityholders' Lists and Reports by the Company
                                 and the Trustee

     Section 5.01 The Company will furnish or cause to be furnished to the Trustee (a) on each regular record date (as defined in Section 2.03) for the Securities of a series a list, in such form as the Trustee may reasonably require, of the names and addresses of the holders of such Securities as of such regular record date; provided that the Company shall not be obligated to furnish or cause to furnish such list at any time that the list shall not differ in any respect from the most recent list furnished to the Trustee by the Company and
(b) at such other times as the Trustee may request in writing within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, no such list need be furnished for any series for which the Trustee shall be the Security Registrar.

     Section 5.02 (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Securities contained in the most recent list furnished to it as provided in Section 5.01 and as to the names and addresses of holders of Securities received by the Trustee in its capacity as Security Registrar (if acting in such capacity).

     (b)   The Trustee may destroy any list furnished to it as provided in
Section 5.01 upon receipt of a new list so furnished.

     (c) In case three or more holders of Securities of a series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Securities of that series or holders of all Securities with respect to their rights under this Indenture or under such Securities, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

           (1) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of Section 5.02(a); or

           (2) inform such applicants as to the approximate number of holders of Securities of such series or of all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of Section 5.02(a), and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

     (d) If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each holder of that series or of all Securities, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of Section 5.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Securities of that series or of all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise, the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (e) Each and every holder of the Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of
Section 5.02(c), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 5.02(c).

     Section 5.03 (a)The Company covenants and agrees to file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company is required to file with the Commission pursuant to Section 13 or
Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

     (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations. Delivery of such reports, documents and information to the Trustee under this subsection (b) and Section 5.03(a) is for informational purposes only and the

Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of the covenants hereunder.

     (c) The Company covenants and agrees to transmit by mail, first-class postage prepaid, or reputable overnight delivery service which provides for evidence of receipt, to the Securityholders, as their names and addresses appear upon the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to Section 5.03(a) and (b) as may be required by rules and regulations prescribed from time to time by the Commission.

     Section 5.04 (a) On or before July 15 in each year in which any of the Securities are outstanding, the Trustee shall transmit by mail, first-class postage prepaid, to the Securityholders, as their names and addresses appear upon the Security Register, a brief report dated as of the preceding May 15, with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period no report need be transmitted):

           (1) any change to its eligibility under Section 7.09, and its qualifications under Section 310(b) of the Trust Indenture Act;

           (2) the creation of or any material change to a relationship described in Section 310(b)(1) through 310(b)(10) of the Trust Indenture Act;

           (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee if such advances so remaining unpaid aggregate more than 1/2 of 1% of the principal amount of the Securities outstanding on the date of such report;

           (4) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Company, or by any other obligor on the Securities, to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except any indebtedness based upon a creditor relationship arising in any manner described in paragraphs (2), (3), (4) or
     (6) of Section 311(b) of the Trust Indenture Act;

           (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

           (6) any release, or release and substitution, of property subject to the lien, if any, of this Indenture (and the consideration thereof, if any) which it has not previously reported;

           (7) any additional issue of Securities which the Trustee has not previously reported; and

           (8) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities or the Securities of any series, except any action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 6.07.

     (b) The Trustee shall transmit by mail, first-class postage prepaid, to the Securityholders, as their names and addresses appear upon the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee as such since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of any series on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection if such advances remaining unpaid at any time aggregate more than 10% of the principal amount of Securities of such series outstanding at such time, such report to be transmitted within 90 days after such time.

     (c) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with the Company, with each stock exchange upon which any Securities are listed (if so listed) and also with the Commission. The Company agrees to promptly notify the Trustee when any Securities become listed on any stock exchange.

                                   Article Six
                   Remedies of the Trustee and Securityholders
                              Upon Event of Default

     Section 6.01 (a) Whenever used herein with respect to Securities of a particular series, "Event of Default" means any one or more of the following events which has occurred and is continuing:

           (1) default in the payment of any installment of interest upon any of the Securities of that series, as and when the same shall become due and payable, and continuance of such default for a period of 30 days;

           (2) default in the payment of the principal of (or premium, if any, on) any of the Securities of that series as and when the same shall become due and payable, whether at maturity, upon redemption, by declaration or otherwise, or in any payment required by any sinking or analogous fund established with respect to that series;

           (3) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company with respect to that series contained in such Securities or otherwise established with respect to that series of Securities pursuant to Section
     2.01 hereof or contained in this Indenture (other than a covenant or agreement which has been expressly included in this Indenture solely for the benefit of one or more series of Securities other than such series) for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee, by registered or certified mail, or to the Company and the Trustee by the holders of at least 25% in principal amount of the Securities of that series at the time outstanding;

           (4) an event of default, as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness of the Company (other than a default under this Indenture with respect to Securities of any series or a default with respect to any non-recourse Indebtedness), whether such Indebtedness now exists or shall hereafter be created, shall happen and shall result in a principal amount in excess of $30 million of Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, and such acceleration shall not have been rescinded or annulled, or such Indebtedness shall not have been discharged, within a period of 15 days after there has been given, by registered or certified United States mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series a written notice specifying such event of default and requiring the Company to cause such acceleration to be rescinded or annulled or to cause such Indebtedness to be discharged and stating that such notice is a "Notice of Default" hereunder;

           (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or Standard Insurance Company ("Standard"), in an involuntary case or proceeding under the Federal Bankruptcy Code or other similar federal or state law or (B) a decree or order a judging the Company or Standard as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or Standard under any applicable federal or state law, or appointing a Custodian of the Company or Standard or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days;

           (6) the Company pursuant to or within the meaning of the Federal Bankruptcy Code or other similar applicable federal or state law: (i) commences a voluntary case or proceeding; (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding; (iii) files a petition or answer or consent seeking reorganization or relief or consents to such filing or to the appointment of or taking possession by a Custodian of it or for all or substantially all of its property, and such Custodian is not discharged within 60 days; (iv) makes a general assignment for the benefit of its creditors; or (v) admits in writing its inability to pay its debts generally as they become due; or

           (7) any other Event of Default provided for pursuant to Section 2.01 with respect to Securities of that series.

     (b) In each and every such case (other than an Event of Default specified in Sections 6.01(a)(5) or 6.01(a)(6)), unless the principal of all the Securities of that series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of that series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by such Securityholders), may declare the principal of all the Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything contained in this Indenture or in the Securities of that series or established with respect to that series pursuant to Section 2.01 hereof to the contrary notwithstanding. If an Event of Default specified in Sections 6.01(a)(5) or 6.01(a)(6) with respect to Securities at the time Outstanding occurs, the principal amount of all the Securities of that series shall automatically and without declaration or other action on the part of the Trustee or any holder, become immediately due and payable. The Company shall file with the Trustee written notice of the occurrence of any Event of Default within five Business Days of the Company's becoming aware of any such Event of Default.

     (c) The provisions of subsection (b) of this Section, however, are subject to the condition that if, at any time after the principal of the Securities of that series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of that series and the principal of (and premium, if any, on) any and all Securities of that series which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that such payment is enforceable under applicable law, upon overdue installments of interest, at the rate per annum expressed in the Securities of that series to the date of such payment or deposit) and the amount payable to the Trustee under Section 7.06, and any and all defaults under the Indenture, other than the nonpayment of principal on Securities of that series which shall not have become due by their terms, shall have been remedied or waived as provided in Section 6.06, then and in every such case the holders of a majority in aggregate principal amount of the Securities of that series then outstanding, by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

     (d) In case the Trustee shall have proceeded to enforce any right with respect to Securities of that series under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

     Section 6.02 (a) The Company covenants that (1) in case default shall be made in the payment of any installment of interest on any of the Securities of a series, and such default shall have continued for a period of 30 days, or (2) in case default shall be made in the payment of the principal of (or premium, if any, on) any of the Securities of a series when the same shall have become due and payable, whether upon maturity of the Securities of a series or upon redemption or upon declaration or otherwise, or in any payment required by any sinking or analogous fund established with respect to that series as and when the same shall have become due and payable, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have become due and payable on all such Securities for principal (and premium, if any) or interest, or both, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate per annum expressed in the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee under Section 7.06.

     (b) In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Securities of that series and collect in the manner provided by law out of the property of the Company or other obligor upon the Securities of that series wherever situated the moneys adjudged or decreed to be payable.

     (c) In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, composition or other judicial proceedings affecting the Company, any other obligor on such Securities or the creditors or property of either, the Trustee shall have power to intervene in such proceedings and take any action therein that may be permitted by the court and shall (except as may be otherwise provided by law) be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and of the holders of Securities of such series allowed for the entire amount due and payable by the Company or such other obligor under the Indenture at the date of institution of such proceedings and for any additional amount which may become due and payable by the Company or such other obligor after such date, and to collect and receive any moneys or other property payable or deliverable on any such claim, and to distribute the same after the deduction of the amount payable to the Trustee under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the holders of Securities of that series to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to such Securityholders, to pay to the Trustee any amount due it under Section 7.06.

     (d) All rights of action and of asserting claims under this Indenture, or under any of the terms established with respect to Securities of that series, may be enforced by the Trustee without the possession of any of such Securities, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for payment to the Trustee of any amounts due under Section 7.06, be for the ratable benefit of the holders of the Securities of that series.

     In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law, in equity in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in the Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize, consent to, accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of that series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

         Section 6.03 Any moneys collected by the Trustee pursuant to Section
6.02 with respect to a particular series of Securities shall be applied in the order following, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest, upon presentation of the several Securities of that series, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

                  FIRST: To the payment of costs and expenses of collection and of all amounts payable to the Trustee under Section 7.06;

                  SECOND: To the payment of the amounts then due and unpaid upon Securities of that series for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

                  THIRD:  To the Company.

         Section 6.04 No holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to Securities of that series specifying such Event of Default, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities of such series then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee shall not have received from the holders of a majority in aggregate principal amount of the Securities of such series a direction inconsistent with such request and for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by the taker and holder of every Security of that series with every other such taker and holder and the Trustee, that no one or more holders of Securities of that series shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of that series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Notwithstanding any other provisions of this Indenture, however, the right of any holder of any Security to receive payment of the principal of (and premium, if any) and interest on such Security, as therein provided, on or after the respective due dates expressed in such Security (or in the case of redemption, on the redemption date), or to institute suit for the enforcement of any such payment on or after such respective dates or redemption date, shall not be impaired or affected without the consent of such holder.

         Section 6.05 (a) All powers and remedies given by this Article to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any others thereof or of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such Securities.

         (b) No delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed as a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

         Section 6.06 The holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding, determined in accordance with Section 8.04, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to that series; provided, however, that such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudicial to the rights of holders of Securities of any other series at the time outstanding determined in accordance with Section 8.04 not parties thereto. Subject to the provisions of Section 7.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed might involve the Trustee in personal liability. The holders of a majority in aggregate principal amount of the Securities of all series at the time outstanding affected thereby, determined in accordance with Section 8.04, may on behalf of the holders of all of the Securities of that series waive any past default in the performance of any of the covenants contained herein or established pursuant to Section 2.01 with respect to such series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest on, any of the Securities of that series as and when the same shall become due by the terms of such Securities or a call for redemption of Securities of that series, which default may be waived by the unanimous consent of the holders affected. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Securities of that series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Section 6.07 The Trustee shall, within 90 days after the occurrence of a default with respect to a particular series, transmit by mail, first class postage prepaid, to the holders of Securities of that series, as their names and addresses appear upon the Security Register, notice of all defaults with respect to that series known to the Trustee, unless such defaults shall have been cured or waived before the giving of such notice (the term "defaults" for the purposes of this Section being hereby defined to be the events specified in subsections
(1), (2), (3), (4), (5), (6) and (7) of Section 6.01(a), not including any grace periods provided for therein and irrespective of the giving of notice provided for by subsection (3) of Section 6.01(a)); provided, that, except in the case of default in the payment of the principal of (or premium, if any) or interest on any of the Securities of that series or in the payment of any sinking fund installment established with respect to that series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the holders of Securities of that series; provided further, that in the case of any default of the character specified in Section 6.01(a)(3) with respect to Securities of that series, no such notice to the holders of the Securities of that series shall be given until at least 30 days after the occurrence thereof.

         The Trustee shall not be deemed to have knowledge of any default, except (i) a default under Section 6.01(a)(1) or (a)(2) as long as the Trustee is acting as paying agent for such series of Securities or (ii) any default as to which the Trustee shall have received written notice or a Responsible Officer charged with the administration of this Indenture shall have actual knowledge or obtained written notice.

         Section 6.08 All parties to this Indenture agree, and each holder of any Securities by his, her or its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, any suit instituted by any Securityholder, or group of Securityholders, holding more than 10% in aggregate principal amount of the outstanding Securities of any series, or any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security of such series, on or after the respective due dates expressed in such Security or established pursuant to this Indenture.

                                  Article Seven
                             Concerning the Trustee

         Section 7.01 (a) The Trustee, prior to the occurrence of an Event of Default with respect to Securities of a series and after the curing of all Events of Default with respect to Securities of that series which may have occurred, shall undertake to perform with respect to Securities of that series such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants shall be read into this Indenture against the Trustee. In case an Event of Default with respect to Securities of a series has occurred (which has not be cured or waived), the Trustee shall exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (1) prior to the occurrence of an Event of Default with respect to Securities of a series and after the curing and waiving of all such Events of Default with respect to that series which may have occurred:

                  (i) the duties and obligations of the Trustee shall with respect to Securities of that series be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable with respect to Securities of that series except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on the part of the Trustee, the Trustee may with respect to Securities of that series conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Securities of any series at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Securities of that series; and

                  (4) none of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur or risk personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

         (c) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 7.01.

         Section 7.02 Except as otherwise provided in Section 7.01:

         (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security or other paper or document believed by it to be genuine and to have been signed or presented by the property party or parties;

         (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Board Resolution or an instrument signed in the name of the Company by the Chief Executive Officer or the President and by the Secretary or an Assistant Secretary or the Treasurer, an Assistant Treasurer, the Controller or an Assistant Controller (unless other evidence in respect thereof is specifically prescribed herein);

         (c) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted hereunder in good faith and in reliance thereon;

         (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing herein contained shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default with respect to a series of the Securities (which has not been cured or waived) to exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

         (e) If an Event of Default shall have occurred and be continuing, the Trustee shall be under no obligation to follow any request, order or direction of the Company if in the reasonable judgment of the Trustee the following of such request, order or direction would not be in the best interests of all the holders;

         (f) The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

         (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security, or other papers or documents, unless requested in writing to do so by the holders of not less than a majority in principal amount of the outstanding

Securities of the particular series affected thereby (determined as provided in Section 8.04); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand;

         (h) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

         (i) Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action or omission of the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

         Section 7.03 (a) The recitals contained herein and in the Securities (other than the Certificate of Authentication on the Securities) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

         (b) The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.

         (c) The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds of the Securities, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture or established pursuant to Section 2.01, or for the use or application of any moneys received by any paying agent other than the Trustee.

         (d) The Trustee shall have no responsibility with respect to any information, statement or recital in any offering memorandum or other disclosure material prepared or distributed with respect to the Securities.

         Section 7.04 The Trustee or any paying agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security Registrar.

         Section 7.05 Subject to the provisions of Section 11.06, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree in writing with the Company to pay thereon.

         Section 7.06 (a) The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Company and the Trustee may agree upon (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any loss, damage, claim, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises.

         (b) The obligations of the Company under this Section to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the termination of this Indenture. Such additional indebtedness shall be a senior lien to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities, and the Securities are hereby subordinated to each such senior lien.

         (c) Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default, the expenses (including the reasonable charges and expenses of its counsel) and compensation for its services are intended to constitute expenses of administration under applicable federal or state bankruptcy, insolvency or similar law.

         Section 7.07 Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, it shall be entitled to receive, and such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively provided and established by an Officers' Certificate delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Indenture upon the faith thereof.

         Section 7.08 If the Trustee has acquired or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         Section 7.09 There shall at all times be a Trustee with respect to the Securities issued hereunder which shall at all times be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other person permitted to act as trustee by the Commission, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50 million, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Company may not, nor may any person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

         Section 7.10 (a) The Trustee or any successor hereafter appointed may at any time resign with respect to the Securities of one or more series by giving written notice thereof to the Company and by transmitting notice of resignation by mail, first-class postage prepaid, to the Securityholders of that series, as their names and addresses appear upon the Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee with respect to Securities of that series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to Securities of that series, or any Securityholder of that series who has been a bona fide holder of a Security or Securities of that series for at least six months may, subject to the provisions of Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (b)      In case at any time any of the following shall occur:

                  (1) the Trustee shall fail to comply with the provisions of
         Section 7.08 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months; or

                  (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder; or

                  (3) the Trustee shall become incapable of acting, shall be adjudged a bankrupt or insolvent, a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee with respect to all Securities and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.08, unless, with respect to clause (b)(1) above, the Trustee's duty to resign is stayed as provided in Section 310(b) of the Trust Indenture Act, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee. If a notice of removal shall have been delivered to the Trustee and no successor trustee shall have been appointed and accepted appointment within 30 days after the Trustee's receipt of such notice of removal, the Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         (c) The holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding may at any time remove the Trustee with respect to that series and appoint a successor trustee.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee with respect to the Securities of a series pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

         (e) Any successor trustee appointed pursuant to this Section may be appointed with respect to the Securities of one or more series or all of such series, and at any time there shall be only one Trustee with respect to the Securities of any particular series.

         Section 7.11 (a) In case of the appointment hereunder of a successor trustee with respect to all Securities, every such successor trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder, subject to any prior lien provided for in Section 7.06(b).

         (b) In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which shall (1) contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates, (2) contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates; but, on request of the Company or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor trustee relates.

         (c) Upon request of any such successor trustee or retiring Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

         (d) No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified under the Trust Indenture Act and eligible under this Article.

         (e) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall transmit notice of the succession of such trustee hereunder by mail, first-class postage prepaid, to the Securityholders, as their names and addresses appear upon the Security Register. If the Company fails to transmit such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be transmitted at the expense of the Company.

         Section 7.12 Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of the

Trust Indenture Act and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         Section 7.13 If and when the Trustee shall become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any other obligor upon the Securities).

                                  Article Eight
                         Concerning the Securityholders

         Section 8.01 Whenever in this Indenture it is provided that the holders of a majority or specified percentage in aggregate principal amount of the Securities of a particular series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such majority or specified percentage of that series have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by such holders of Securities of that series in person or by agent or proxy appointed in writing.

         If the Company shall solicit from the Securityholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for that series for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action, including any revocation thereof, may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of outstanding Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the outstanding Securities of that series shall be computed as of the record date; provided that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

         Section 8.02 Subject to the provisions of Section 7.01, proof of the execution of any instrument by a Securityholder (such proof will not require notarization) or his, her or its agent or proxy and proof of the holding by any person of any of the Securities shall be sufficient if made in the following manner:

         (a) the fact and date of the execution by any such person of any instrument may be proved in any reasonable manner acceptable to the Trustee;

         (b) the ownership of Securities shall be proved by the Security Register of such Securities or by a certificate of the Security Registrar thereof; or

         (c) the Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

         Section 8.03 Prior to the due presentment for registration of transfer of any Security, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the person in whose name such Security shall be registered upon the books of the Company as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal of and premium, if any, and (subject to Section 2.03) interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

         Section 8.04 In determining whether the holders of the requisite aggregate principal amount of Securities of a particular series have concurred in any direction, consent or waiver under this Indenture, Securities of that series which are owned by the Company or any other obligor on the Securities of that series or by any person directly or indirectly controlling or controlled by or under common control with the Company or any other obligor on the Securities of that series shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities of such series which the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

         Section 8.05 At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action, any holder of a Security of that series which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee, and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Securities of that series.

                                  Article Nine
                             Supplemental Indentures

         Section 9.01 In addition to any supplemental indenture otherwise authorized by this Indenture, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Securityholders, for one or more of the following purposes:

         (a) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company contained herein or otherwise established with respect to the Securities;

         (b) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions for the protection of the holders of the Securities of all or any series as the Board of Directors and the Trustee shall consider to be for the protection of the holders of Securities of all or any series, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions, conditions or provisions a default or an Event of Default with respect to that series permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction, condition or provision, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults), may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the holders of a majority in aggregate principal amount of the Securities of such series to waive such default;

         (c) to surrender any right or power herein conferred upon the Company;

         (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this indenture as shall not be inconsistent with the provisions of this Indenture and shall not adversely affect the interests of the holders of the Securities of any series;

         (e) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

         (f) to add any additional Events of Default for the benefit of the holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series);

         (g)   to secure the Securities; or

         (h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.11.

         The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

         Section 9.02 With the consent (evidenced as provided in Section 8.01) of the holders of not less than a majority in aggregate principal amount of the Securities of each series affected by such supplemental indenture or indentures at the time outstanding, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities of that series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby,
(i) extend the fixed maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof;
(ii) reduce the amount of principal of an Original Issue Discount Security or any other Security payable upon acceleration of the maturity thereof pursuant to
Section 6.01(b); (iii) change the currency in which any Security or any premium or interest is payable; (iv) impair the right to enforce any payment on or with respect to any Security; (v) adversely change the right to convert or exchange, including decreasing the conversion rate or increasing the conversion price of, such Security (if applicable); (vi) reduce the percentage in principal amount of outstanding Securities of any series, the consent of whose holders is required for modification or amendment of this Indenture or for waiver of compliance with certain provisions of this Indenture or for waiver of certain defaults; (vii) reduce the requirements contained in this Indenture for quorum or voting; or
(viii) modify any of the above provisions.

         Upon the request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders required to consent thereto as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the holders of Securities of any other series.

         It shall not be necessary for the consent of the Securityholders of any series affected thereby under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first-class postage prepaid, a notice, setting forth in general terms the substance of such supplemental indenture, to the Securityholders of all series affected thereby as their names and addresses appear upon the Security Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.03 Upon the execution of any supplemental indenture pursuant to the provisions of this Article, Article Two, Article Seven or of Article Ten, this Indenture shall, with respect to that series, be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities of the series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 9.04 Securities of any series, affected by a supplemental indenture, authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article, Article Two, Article Seven or of Article Ten, may bear a notation in form approved by the Company, provided such form meets the requirements of any exchange upon which such series may be listed, as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of that series so modified as to conform, in the opinion of the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of that series then outstanding.

         Section 9.05 The Trustee, subject to the provisions of Section 7.01, is entitled to receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof.

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                                   Article Ten
                         Consolidation, Merger and Sale

         Section 10.01 Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, assignment, conveyance, transfer or lease of the assets or other property of the Company or its successor or successors substantially as an entirety to any other Person (whether or not affiliated with the Company or its successor or successors); provided that (i) immediately prior to and immediately following any such consolidation, merger, sale, conveyance, transfer or lease, no Event of Default shall have occurred and be continuing and (ii) the Company is the surviving or continuing Person, or the surviving or continuing Person that acquires the Company's assets by consolidation, merger, sale, conveyance, transfer or lease is incorporated in the United States of America or Canada and expressly assumes the payment and performance of all obligations of the Company under this Indenture and the Securities.

         Section 10.02 (a) In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Securities of all series outstanding and the due and punctual performance of all of the covenants and conditions of this Indenture or established with respect to each series of the Securities pursuant to Section 2.01 to be performed by the Company with respect to each series, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and thereupon, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities, except the provisions of Section 7.06 to the extent such provisions relate to matters occurring before any such consolidation, merger, sale, conveyance, transfer or lease. For the avoidance of doubt, nothing herein shall relieve the successor Person of liability with respect to such provisions, the predecessor and successor Persons being jointly and severally liable therefor. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of the Company or any other predecessor obligor on the Securities, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the predecessor Company to the Trustee for authentication, and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

         (b) In case of any such consolidation, merger, sale, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

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

         (c) Nothing contained in this Indenture or in any of the Securities shall prevent the Company from acquiring by purchase or otherwise all or any part of the property of any other Person (whether or not affiliated with the Company).

         Section 10.03 The Trustee, subject to the provisions of Section 7.01, is entitled to receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or lease, and any such assumption, comply with the provisions of this Article.

                                 Article Eleven
                    Satisfaction and Discharge of Indenture;
                                Unclaimed Moneys

         Section 11.01 If at any time: (a) the Company shall have delivered to the Trustee for cancellation all Securities of a series theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.07 and Securities for whose payment money or Governmental Obligations has theretofore been deposited in trust or segregated and held in trust by the Company and thereupon repaid to the Company or discharged from such trust, as provided in Section 11.06); (b) all such Securities of a particular series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (c) the Company shall deposit or cause to be deposited with the Trustee as trust funds the entire amount in moneys or Governmental Obligations, or a combination thereof, the principal of and interest on which, without reinvestment, is sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay at maturity or upon redemption all such Securities of that series not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Company shall also pay or cause to be paid all other sums payable hereunder with respect to that series by the Company, then this Indenture shall thereupon cease to be of further effect with respect to that series except for the provisions of Sections 2.05, 2.07, 4.02 and 7.10, which shall survive until the date of maturity or redemption date, as the case may be, and Sections 7.06 and 11.06 which shall survive to such date and thereafter, and the Trustee, on demand of the Company and at the cost and expense of the Company, shall, subject to compliance with 13.05, execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to such series.

         Section 11.02 If at any time all such Securities of a particular series not theretofore delivered to the Trustee for cancellation or which have not become due and payable as described in Section 11.01 shall have been paid by the Company by depositing irrevocably with the Trustee as trust funds moneys or an amount of Governmental Obligations, or a combination thereof, the principal of and interest on which, without reinvestment, is sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay at maturity or upon redemption all such Securities of that series not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as

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

the case may be, and if the Company shall also pay or cause to be paid all other sums payable hereunder by the Company with respect to that series, then after the date such moneys or Governmental Obligations, as the case may be, are deposited with the Trustee, the obligations of the Company under this Indenture with respect to such series shall cease to be of further effect except for the provisions of Sections 2.05, 2.07, 4.02, 7.06, 7.10 and 11.06 hereof which shall survive until such Securities shall mature and be paid. Thereafter, Sections
7.06 and 11.06 shall survive. The release of the Company from its obligations under this Indenture, as provided for in this Section 11.02, shall be subject to the further conditions that the Company first shall have caused to be delivered to the Trustee (i) an Opinion of Counsel to the effect that Securityholders of a series with respect to which a deposit has been made in accordance with this
Section 11.02 will not realize income, gain or loss for federal income tax purposes as a result of such deposit and release, and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and release had not occurred and (ii) the Opinion of Counsel and Officers' Certificate required by Section 13.05.

         Section 11.03 If, in addition to satisfying the conditions set forth in Sections 11.01 or 11.02 (except for the requirement of the Opinion of Counsel referred to in clause (i) of Section 11.02), (i) the Company delivers to the Trustee an Opinion of Counsel to the effect that (a) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or
(b) since the date of this Indenture there has been a change in applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Securityholders of a series with respect to which a deposit has been made in accordance with Sections 11.01 or
11.02 will not realize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount, in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred and (c) the deposit shall not result in the Company, the Trustee or the trust hereunder being deemed an "investment company" under the Investment Company Act of 1940, as amended, (ii) the Company shall have caused to be delivered to the Trustee the Opinion of Counsel and Officers' Certificate required by Section 13.05 and (iii) no event or condition shall exist that would prevent the Company from making payments of the principal of (and premium, if any) or interest on the Securities on the date of such deposit or at any time during the period ending on the ninety-first day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period), then, in such event, the Company will be deemed to have paid and discharged the entire indebtedness on that series and the holder thereof shall thereafter be entitled to receive payment solely from the trust fund described above.

         Section 11.04 All moneys or Governmental Obligations deposited with the Trustee pursuant to Sections 11.01 or 11.02 shall be held in trust and shall be available for payment as due, either directly or through any paying agent (including the Company acting as its own paying agent), to the holders of the particular series of Securities for the payment or redemption of which such moneys or Governmental Obligations have been deposited with the Trustee.

         Section 11.05 In connection with the satisfaction and discharge of this Indenture all moneys or Governmental Obligations then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee and thereupon such paying

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

agent shall be released from all further liability with respect to such moneys or Governmental Obligations.

         Section 11.06 Any moneys or Governmental Obligations deposited with any paying agent or the Trustee, or then held by the Company, in trust for payment of principal of or premium or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least two years after the date upon which the principal of (and premium, if any) or interest on such Securities shall have respectively become due and payable, shall, upon written notice from the Company, be repaid to the Company or (if then held by the Company) shall be discharged from such trust; and thereupon the paying agent and the Trustee shall be released from all further liability with respect to such moneys or Governmental Obligations, and the holder of any of the Securities entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company for the payment thereof.

                                 Article Twelve
                Immunity of Incorporators, Stockholders, Officers
                                  and Directors

         Section 12.01 No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law, in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.

                                Article Thirteen
                            Miscellaneous Provisions

         Section 13.01 All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

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

         Section 13.02 Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the corresponding board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

         Section 13.03 Except as otherwise expressly provided herein, any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Company may be given or served by being deposited first-class postage prepaid in a post-office letter box addressed (until another address is filed in writing by the Company with the Trustee), as follows: StanCorp Financial Group, Inc., 1100 SW Sixth Avenue, Portland, Oregon 97204, Attention: Chief Financial Officer. Any notice, election, request or demand by the Company or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee, Attention: Corporate Trust Services. Except as otherwise expressly provided herein, any notice by the Company or the Trustee to any Securityholder shall be deemed to have been sufficiently given, for all purposes, if deposited first-class postage prepaid in a post office letter box addressed to the Securityholder as the Securityholder's name and address appears upon the Security Register.

         Section 13.04 This Indenture and each Security shall, pursuant to
Section 5-1401 of the New York General Obligations Law, be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of that State, without regard to the conflicts of laws principles thereof (other than Section 5-1401 of the New York General Obligations Law).

         Section 13.05 (a) Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

         (b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant in this Indenture (other than the Certificate provided pursuant to Section 5.03(d) of this Indenture) shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Section 13.06 Except as provided pursuant to Section 2.01 pursuant to a Board Resolution, and as set forth in an Officers' Certificate, or established in one or more indentures

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

supplemental to this Indenture, in any case where the date of maturity of interest or principal of any Security or the date of redemption of any Security shall not be a Business Day then payment of interest or principal (and premium, if any) may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of maturity or redemption, and no interest shall accrue for the period after such nominal date.

         Section 13.07 If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of Section 318(c) of the Trust Indenture Act, such imposed duties shall control.

         Section 13.08 This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute one and the same instrument.

         Section 13.09 In case any one or more of the provisions contained in this Indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities, but this Indenture and such Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

         Section 13.10 This Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. This Indenture may not be assigned by the parties thereto.

         U.S. Bank National Association, as Trustee, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

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

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                                  STANCORP FINANCIAL GROUP, INC.

                                                  By:___________________________
                                                     Its:_______________________

Attest:

By:_________________________
   Its:_____________________

                                                  U.S. BANK NATIONAL ASSOCIATION
                                                  as Trustee

                                                  By:___________________________
                                                     Its: Vice President

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